Certification
                Pursuant to 906 of the Sarbanes-Oxley Act of 2002
                   (Subsections (a) and (b) of Section 1350,
                  Chapter 63 of Title 18, United States Code)


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Henry Schein, Inc., a Delaware corporation (the "Company"), does hereby certify, to the best of such officer's knowledge and belief that:

(1) The Annual Report of the Company on Form 10-K for the year ended December 28, 2002 (the "Form 10-K") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.


    Dated: March 24, 2003     /s/ Stanley M. Bergman
                              ----------------------
                              Stanley M. Bergman
                              Chairman, Chief Executive Officer and
                              President


    Dated: March 24, 2003     /s/ Steven Paladino
                              -------------------
                              Steven Paladino
                              Executive Vice President and
                              Chief Financial Officer